SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 1, 2004

Date of Report (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962B

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

SECTION 1. Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On December 1, 2004, Polyphenol Technologies Corporation, a wholly owned subsidiary of Phytomedical Technologies, Inc., entered into a three-way Cooperative Research and Development Agreement (CRADA) with the USDA's Agricultural Research Service (ARS) and Iowa State University.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

None

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 10.1 – Cooperative Research and Development Agreement (CRADA) between Polyphenol Technologies Corporation,  USDA’s Agricultural Research Services (ARS) and Iowa State University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Indy Panchi

Indy Panchi

President and CEO

Date: December 2, 2004

Exhibit 10.1

UNITED STATES DEPARTMENT OF AGRICULTURE RESEARCH AGREEMENT	TYPE OF RESEARCH AGREEMENT Cooperative Research and Development Agreement
	AGREEMENT NO. 58-3K95-5-1073	TYPE OF ACTION NEW (3-WAY)
AGENCY (Name and Address) Agricultural Research Service 1400 Independence Avenue SW Washington, D.C. 20250-0302	PERIOD OF AGREEMENT 11/1/2004 through 10/31/2007
	FEDERAL OBLIGATION $ 0	CHANGE IN FEDERAL OBLIGATION
This Agreement is authorized by the Federal Technology Transfer Act, 15 USC 3710a, et seq., and is governed by its terms.
Items	Descriptions
1. Technology Transfer Coordinator	Harry Danforth
1. Cooperator #1 Principle Investigator #1	Polyphenol Technologies Corporation Suite 216, 1628 West 1st Avenue Vancouver, BC, Canada Tax ID # 98-0434391 Harmel S. Rayat , President, Polyphenol Technologies Corporation
2. Cooperator #2 Principal Investigator #2

Iowa State University

Office of Sponsored Programs Administration

2207 Pearson Hall, Rm. 15

Ames, IA  50011-2207

Tax ID # 42-600-4224

George Kraus, 2759 Gilman Hall

Iowa State University, Ames, IA 50011-3111

Professor of Chemistry, Program Manager, BRC

4. USDA Laboratory	Nutrient Requirements and Functions Lab. 10300 Baltimore Ave., Bldg. 307, Rm. 223, BARC-East Beltsville, MD 20705-2350
5. USDA Researcher (ADODR)	Richard Anderson
6. National Program Leader & Area	Dr. David Klurfeld
7. Accounting Code	591-1235-650
8. Amount	$666,366.00 (Beltsville) $186,865 (Iowa State)
9. Finance Office	Budget & Fiscal Office 10300 Baltimore Ave., Bldg. 003, Room 306 Beltsville, MD 20705-2350
10. Cris No.	1235-51520-035
11. Title of Project	Polyphenols complexes, similar to those found in cinnamon, as nutrient supplements and food additives
12. Log #	27318
Incorporated into this Agreement are the Following: 1. Articles 2. Schedule 1 - Certifications 3. Schedule 2 – Statement of Work 4. Schedule 3 – Estimated Budget
FOR THE UNITED STATES DEPARTEMENT OF AGRICULTURE
SIGNATURE /s/ Richard J. Brenner	TYPED NAME RICHARD J. BRENNER Authorized Departmental Officer
FOR THE COOPERATOR (Signature of person(s) authorized by the governing body of the COOPERATOR to incur contractual obligations)
SIGNATURE /s/ Harmel S. Rayat	TYPED NAME AND TITLE HARMEL S. RAYAT President, Polyphenol Technologies	Dec 1, 2004
SIGNATURE /s/ Thane J. Peterson 11/29/04	TYPED NAME AND TITLE THANE J. PETERSON Director, OSPA

OTT COVER FORM

ARTICLES

Article 1.  Definitions

1.1

ARS means the United States Department of Agriculture, Agricultural Research Service.

1.2

PTC means Polyphenol Technologies Corporation.

1.3

ISU  means Iowa State University.

1.4

Party or Parties means ARS and/or Polyphenol Technologies Corporation & Iowa State University.

1.5

Agreement means this Cooperative Research and Development Agreement.

1.6

Confidential Information means trade secrets or commercial or financial information that is privileged or confidential under the meaning of 5 USC 552(b)(4).

1.7

Subject Invention means any invention or other intellectual property conceived or first reduced to practice under this Agreement that is patentable or otherwise protectable under Title 35 of the United States Code, under 7 USC 2321, et seq., or under the patent laws of a foreign country.  Our current patent applied for entitled “Insulin Potentiating Compounds from Cinnamon”, Serial No. 10/046,088 will be used in this work but is outside the scope of this agreement since it was applied for prior to this agreement.

1.8

Scope of Agreement means those activities set forth in Schedule 2, entitled “Statement of Work.”

1.9

Period of Agreement means that period set forth under Period of Agreement on the ARS Office of Technology Transfer cover form for the Agreement.

Article 2.  Publications

2.1

Subject to the requirements of confidentiality and preservation of rights in Subject Inventions, a Party may publish the results of this Agreement, PROVIDED:

a.

The other Parties are allowed to review the manuscript at least sixty (60) days prior to submission for publication by submission to the Authorized Agent.

b.

The publication shall acknowledge this Agreement and the contributions of each Party’s personnel.

c.

The final decision as to the publication content rests with the Party that writes the publication.

2.2

Publication and/or other disclosure of the results of this Agreement shall be delayed no longer than sixty (60) days to preserve both United States of America and foreign patent rights in a Subject Invention.

a.

Such a delay will only be granted if requested in writing; and

b.

The requesting Party demonstrates promptness and diligence in seeking patent protection on the Subject Invention.

Article 3.  Confidentiality

3.1

Confidential Information, which is owned by one Party to this Agreement and disclosed to the other Parties, shall be labeled “CONFIDENTIAL” by the submitter and shall not be disclosed by the recipient without permission of the owner, EXCEPT in accordance with Article 2.

3.2

To the extent any Party orally submits its Confidential Information to other Parties, the submitting Party will prepare a document marked “CONFIDENTIAL” embodying or identifying in reasonable detail such orally submitted Confidential Information and provide the document to the other Parties within thirty (30) days of disclosure.

3.3

A Party shall not be bound by confidentiality if the Confidential Information received from another Party:

a.

Already is available to the public or known to the recipient;

b.

Becomes available to the public through no fault of the recipient; or

c.

Is nonconfidentially received from another person or entity legally entitled to it.

3.4

If ARS’ work under this Agreement has a result that would be, if independently developed by PTC & ISU, Confidential Information, then ARS may agree not to disclose said result for a period not to exceed five (5) years from the date said Confidential Information is generated.

3.5

Confidential Information provided under this Agreement shall be used by the recipient only for the purpose of facilitating research activities covered under this Agreement.

Article 4.  Meetings, Reports and Records

4.1

Frequent and effective communication is essential to the successful accomplishment of the objectives of this Agreement.  To this end, the scientific representatives of the Parties shall meet (meetings need not be in person if agreed upon) at least once every four (4) months to exchange results, perform critiques, and make plans and recommendations.  Written progress reports shall be supplied by each of the Parties to the other at least fifteen (15) calendar days prior to each meeting.

4.2

Any such plan or recommendation that is outside the Scope of Agreement shall be reduced to writing and referred to the Authorized Agent of each Party for appropriate action.  Any such plan or recommendation so referred shall not be binding upon a Party unless incorporated into this Agreement by written amendment.

4.3

Each Party shall keep complete records relating to this research.  All such records shall be available for inspection by the other Parties at reasonable times.  The records, or true copies of them, shall be delivered to the other Parties upon request.

4.4

The results of this Agreement and research data that are collected, compiled, and evaluated under this Agreement shall be shared and mutually interchanged by all Parties.

4.5

A final report summarizing all data shall be submitted by each Party, separately or jointly, to Authorized Agents of the other Parties within sixty (60) days of the completion of this Agreement.

Article 5.  Research Exclusion

5.1

The results of this Agreement owned or co-owned by the U.S. Government may be made available to others by ARS for bona fide noncommercial research purposes if:

a.

Confidentiality is not breached; or

b.

Patent or Plant Variety Protection Certificate rights are not compromised.

5.2

Plants and animals, their genetic materials or information relating thereto, or parts thereof, covered by Plant Variety Protection Certificates, Plant Patents, or Utility Patents, owned or co-owned by ARS, may be made available by ARS to others for bona fide research purposes including the development of new animals or plants.

Article 6.  Ownership of Inventions

6.1

All rights, title, and interest in any Subject Invention made solely by employee(s) of ARS shall be owned by ARS.

6.2

All rights, title, and interest in any Subject Invention made solely by employee(s) of PTC shall be owned by PTC.

6.3

All rights, title, and interest in any Subject Invention made solely by employee(s) of ISU shall be owned by ISU.

6.4

All right, title, and interest in any Subject Invention made by at least one (1) employee of ARS and at least one employee of PTC shall be jointly owned by ARS and PTC.

6.5

All right, title, and interest in any Subject Invention made by at least one (1) employee of

ARS and at least one employee of ISU shall be jointly owned by ARS and ISU.

6.6

All rights, title, and interest in any Subject Invention made by at least one (1) employee   of  PTC and at least one employee of ISU shall be jointly owned by PTC and ISU.

6.7

All right, title, and interest in any Subject Invention made by at least one (1) employee of ARS, at least one employee of PTC, and at least one (1) employee of ISU shall be Jointly owned by ARS, PTC, and ISU.

Article 7.  Subject Invention Licenses

7.1

PTC & ISU are granted an option to negotiate a co-exclusive license in ARS’s share of each Subject Invention owned or co-owned by ARS for one or more field(s) of use encompassed by the Scope of Agreement.  This license shall be consistent with the requirements of 35 USC 209(a), 209(b) (manufactured substantially in the U.S.), and 209(f) and other such terms and conditions as may be reasonable under the circumstances, as agreed upon through good faith negotiations between PTC & ISU and ARS.

7.2

This option shall terminate as to a particular Party if that party fails to:

a.

Submit a complete application for an exclusive license within (sixty to one hundred & twenty 60-120) days of being notified by ARS of an Inventions availability for licensing; or

b.

Submit a good faith written response to a written proposal of licensing terms within (forty-five to sixty 45-60) days of such proposal.

7.3

PTC & ISU grant ARS, on behalf of the U.S. Government, a royalty free, nonexclusive, worldwide, irrevocable, nontransferable license for any of   PTC and /or ISU solely owned Subject Invention.  The purpose of this license shall be to practice the Subject Invention or have it practiced, by or on behalf of the U.S. Government, for research or other U.S. Government purposes.  15 USC 3710a(b)(2).

Article 8.  Subject Invention Information

8.1

The Authorized Agents or designees of each Party shall promptly make written disclosure to each other of each Subject Invention.

8.2

This information shall be treated in confidence by the receiving parties, EXCEPT: it may be shared with those having a need to know.

8.3

Each Party shall provide, when requested by the other, all information in its possession, or true copies thereof, pertaining to a Subject Invention which may be necessary or useful in the preparation, filing, and prosecution of patent or Plant Variety Protection Certificate applications covering the Subject Invention.

Article 9.  Intellectual Property Protection Applications

9.1

All the Parties agree to cooperate with one another in the preparation, filing, and prosecution of Patent applications on Subject Inventions in the United States of America and any other country.

9.2

The Authorized Agents of each party or their designee shall provide the other Parties with a copy of any such application on a Subject Invention within fourteen (14) calendar days of filing.

9.3

ARS shall have the first option to prepare and prosecute patent or Plant Variety Protection Certificate applications on Subject Inventions that are owned by the U.S. Government, PTC & ISU shall have the first option to prepare and prosecute patent or Plant Variety Protection Certificate applications on Subjects Inventions that are owned by PTC & ISU.  ARS, PTC, and ISU agree to negotiate, which Party, shall have the first option to prepare and prosecute patent or Plant Variety Protection Certificate applications on co-owned Subject Inventions, at the time such inventions are disclosed.

Article 10.  Use of Name or Endorsements

PTC & ISU shall not in any way state or imply that this Agreement or the results of this Agreement are an endorsement of PTC and/or ISU organizational units, employees, products, or services except to the extent permission is specifically granted by ARS.

Article 11.  Regulatory Compliance with Government Rules & Regulations

11.1

PTC & ISU are responsible for obtaining appropriate opinions, permits, or licenses from Federal or State agencies, which regulate research materials, or commercial products that may arise from the research work performed within the Scope of Agreement.

11.2

In carrying out its responsibilities under this Article, PTC & ISU shall:

a.

Consult and coordinate regulatory approval actions with ARS; and

b.

Give ARS’ Authorized Agent or designee a copy of any applications and opinions, permits, or licenses issued.

11.3

All parties acknowledge and agree to comply with all applicable laws and regulations of       the Animal Plant Health and Inspection Service, the Center for Disease Control, and /or Export Control Administration pertaining to possession or transference of technical information, biological materials, pathogens, toxins, genetic elements, genetically engineered microorganisms, vaccines, and the like.

Article 12.  Liability

It is understood and agreed that none of the parties to this Agreement shall be responsible for any damages or injuries arising out of the conduct of activities governed by this Agreement, except to the extent that such damages and/or injuries were caused by the negligent or wrongful acts or omissions of its employees, agents or officers.  ARS’ liability shall be limited by the Federal Tort Claims Act, 28 USC 2671, et seq.

Article 13.  Termination

13.1

Any Party may unilaterally terminate participation in this Agreement as a whole at any time by giving the other Parties written notice not less then sixty (60) calendar days prior to the desired termination date.  Remaining Parties may determine to continue participation.

13.2

Articles 2. “Publications”, 3. “Confidentiality”, 6. “Ownership of Inventions”, 7. “Subject Invention Licenses”, 10. “Use of Name or Endorsements”, and 12. “Liability” shall survive the expiration or termination of this Agreement.

13.3

If any Party unilaterally terminates participation this Agreement pursuant to Article 13.1, each Party shall return to the other or destroy, as shall be then agreed, any and all data and materials originated or provided by one Party to the other that is still in the receiving Party’s possession within 30 days of termination, unless the Parties agree otherwise.

Article 14.  Availability of Appropriations

The continuance of this Agreement is subject to the passage by the Congress of the United States of an appropriation of funds from which expenditures may legally be made to cover ARS’ contributions.

Article 15.  Disputes

15.1

Any dispute arising under this Agreement, which cannot be readily resolved, shall be submitted jointly to the Authorized Agents, identified in Article 16 of these General Provisions.

15.2

Each Party agrees to seek in good faith to resolve the issue through negotiation or other forms of nonbonding/nonbinding dispute resolution processes mutually acceptable to the Parties.

15.3

Pending the resolution of any dispute or claim pursuant to Article 15, the Parties agree that performance of all obligations shall be pursued diligently.

Article 16.  Notices and Authorized Agents

Notices between the Parties and copies of correspondence among the scientific and/or technical representatives of each Party that interpret or may have a bearing on the legal effect of this Agreement’s terms and conditions shall be sent to the Authorized Agents.  Referencing Agreement Number 58-3K95-5-1073 thereon, send copies to:

ARS’ Authorized Agent

PTC Authorized Agent

Richard J. Brenner

Harmel S. Rayat

USDA-ARS-OTT

Polyphenol Technologies Corporation

5601 Sunnyside Ave.

Suite 216, 1628 West 1st Avenue

Beltsville, Maryland 20705-5131

Vancouver, BC, Canada

Tel.: 301-504-6905

Tel.:  604-659-5005

Fax: 301-504-5060

Fax:

E-mail: crada.ott@nps.ars.usda.gov

E-mail:  HSRayat@MontgomeryCorp.com

ISU’s

Authorized Agent

Principal Investigator

Thane J. Peterson

George Kraus

2207 Pearson Hall, Rm. 15

2759 Gilman Hall

Office of Sponsored Programs Admin.

Iowa State University

Ames, Iowa 50011

Ames, IA 50011-3111

Tel: 515-294-5225

Tel: 515-294-7794

Fax: 515-294-8000

Fax: 515-294-0105

E-Mail: grants@iastate.edu

E-Mail: gakraus@iastate.edu

Article 17.  Limitation on ARS’ Scientific Representative’s Authority

ARS’ Scientific Representative, also known as the Authorized Departmental Officer’s Designated Representative (“ADODR”), is authorized to perform the research and development falling within the Scope of Agreement.  This individual is not authorized to change or interpret with authority the terms and conditions of this Agreement.

Article18.  Assignments

18.1

Neither this Agreement nor any rights or obligations of the Parties hereto shall be assigned or otherwise transferred by either Party without the prior written consent of the other Parties, which consent shall not be unreasonably withheld.

18.2

In no case shall PTC & ISU assign or transfer this Agreement to a Party not a citizen or legal resident of the United States.

18.3

ARS is an agency of the U.S. Government and any rights or obligations created under this Agreement are freely transferable within the U.S. Government and shall not be deemed an “assignment” as contemplated by this Article 18.

Article19.  Relationship of Parties

19.1

ARS and PTC & ISU act in their independent capacities in the performance of their respective functions under this Agreement and no Party is to be considered the officer, agent, or employee of another Party.

19.2

Each Party shall allow, consistent with policies and procedures of ARS, PTC, & ISU, access to their facilities, as needed.

19.3

Each Party shall separately assign personnel, equipment, supplies, transportation, and facilities, as needed and available to meet respective responsibilities hereunder, such resources to remain the property of the assignor.

Article 20.  Force Majeure

20.1

A Party shall not be liable for any unforeseeable event beyond its reasonable control not caused by the fault or negligence of such Party:

a.

Which causes the Party to be unable to perform its obligations under this Agreement; and

b.

Which it has been unable to overcome by the exercise of due diligence.

c.

This includes, but is not limited to, flood, drought, earthquake, storm, fire, pestilence, lightning and other natural catastrophes, epidemic, war, riot, civil disturbance or disobedience, strikes, labor dispute, failure or sabotage of either party’s facilities or any order or injunction made by a court or public agency.

20.2

In the event of the occurrence of such force majeure event, the Party unable to perform shall promptly notify the other Parties.  It shall also:

a.

Use its best efforts to resume performance as quickly as possible;

b.

Suspend performance only for such period of time as is necessary as a result of the force majeure event.

Article 21.  Amendment

21.1

If a Party desires a modification in this Agreement, the Parties shall confer in good faith to determine the desirability of such modification.

21.2

Such modification shall not be effective until a written amendment is signed by the Authorized Agents of all Parties.

Article 22.  Severability

The illegality or invalidity of any provision of this Agreement shall not impair, affect, or invalidate the other provisions of this Agreement.

Article 23.  Ambiguities

ARS and PTC & ISU agree that each party has reviewed this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not apply to the interpretation of this Agreement.

Article 24.  Officials Not To Benefit

24.1

No Delegate to or Member of the Congress of the United States of America shall have a part of or benefit from this Agreement.

24.2

This requirement does not include corporations if this Agreement is entered into for the corporation’s general benefit.

Article 25.  Subcontracting Approval

25.1

A Party hereto desiring to obtain and use the services of a third Party via contract or otherwise shall give prior notice to the other Party, including details of the contract or other arrangement.

25.2

This requirement is to assure that confidentiality is not breached and rights in Subject Inventions are not compromised.

Article 26.  Governing Law

26.1

The construction, validity, performance, and effect of this entire Agreement shall be governed by the laws applicable to the location of the conduct of the research.  If any claim is filed against ARS, it shall be in the Federal Courts located in the District of Columbia.  If any claim is filed against ISU, it shall be in the courts of Iowa.

Article 27.  Entire Agreement

27.1

This Agreement constitutes the entire agreement between PTC, ISU and ARS and supersedes all prior agreements and understandings between them with respect to its subject matter.

27.2

Any representations, promise, or condition in connection with such subject matter, which is not incorporated in this Agreement, shall not be binding upon either Party.

27.3

No modification, renewal, extension, waiver, or termination of this Agreement or any of its provisions shall be binding upon the Party against whom enforcement of such modification, renewal, extension, waiver, or termination is sought, unless made in writing and signed on behalf of such Party by that Party’s Authorized Agent.

27.4

As used herein, the word “termination” includes any and all means of bringing to an end prior to its expiration by its own terms of this Agreement, or any provision thereof, whether by release, discharge, abandonment, or otherwise.

Article 28.  Nonexpendable Equipment

28.1

All nonexpendable equipment purchased by any Party and contributed to this Agreement is and shall remain the property of the purchasing party.

28.2

Nonexpendable equipment placed upon or in ARS property by PTC and/or ISU must have ARS’ prior approval and be clearly marked as the owners’ property.

a.

Said property shall be transported and maintained at the owners’ expense, absent a clear prior commitment from ARS to transport and maintain the equipment.

b.

All property of PTC and/or ISU placed upon or in ARS property must be promptly removed by the owner at the owner’s expense upon termination or completion of this Agreement.

c.

ARS shall retain any property of PTC and/or ISU and take title thereto if said property is not removed from ARS property within thirty (30) days of the termination or completion of this Agreement.

d.

ARS property disturbed by the placement of PTC and/or ISU property must be returned to their original condition by and at the expense of owner.

Article 29.  Conduct of PTC & ISU Employees

29.1

PTC and/or ISU employee(s) while engaged in work upon or in an ARS facility shall abide by ARS’ “rules of the workplace.”

29.2

Such rules address conduct, hours of work, laboratory procedures, equipment operating standards, research notebooks, etc.

29.3

ARS’ Scientific Representative shall respond to PTC & ISU when queried concerning the details of ARS’ “rules of the workplace.”

Article 30.  Insurance

30.1

PTC & ISU shall provide Workers Compensation and other insurance coverage in types and amounts sufficient to protect the Federal Government’s interest from damage claims resulting from PTC & ISU use of ARS facilities, equipment, materials, and supplies.

Article 301.  Supervision of PTC & ISU Employee(s)

31.1

ARS may supervise the technical work of PTC and/or ISU employee(s) while at the ARS facility and while engaged in work within the scope of this Agreement.

31.2

ARS may not interfere in the employer/employee relationship between PTC & ISU and employee(s) of PTC & ISU.

SCHEDULE 1

CERTIFICATIONS

PTC certifies that it:

1.

X is,     is not, a small business.

2.

    is, X is not, a minority business.

3.

Operates as:

    an individual

    a partnership

 X a corporation

__ limited liability corporation

__ public institution

__ private institution

__ educational institution;

4.

Has not paid or agreed to pay any company or person (other than a bona fide employee working solely for PTC) any fee, commission, percentage, or brokerage fee, contingent upon the award of this Agreement, and if so, agrees to furnish information relating thereto, as requested, by the Authorized Departmental Officer.

5.

Has not employed or retained any company or person (other than a full-time bona fide employee working solely for PTC) to solicit or secure this Agreement.

6.

Its Principal Officers are not listed on the U.S. Government's list of debarred and suspended organizations and individuals; shall notify the Authorized Departmental Officer if so listed; and shall not subcontract or otherwise award to any organization or individual so listed.

7.

Agrees to comply with the provisions of the Civil Rights Act of 1964, as amended, and Executive Order 11246, addressing equal opportunity and affirmative action.

8.

Agrees to comply with the provisions of Title IX of the Education Amendment of 1972, 20 USC 1681, et seq.; Section 504 of the Rehabilitation Act of 1973, as amended, 29 USC 794; Age Discrimination Act of 1975, 42 USC 6101-6107; Clean Air Act, 42 USC 7401, et seq.; and Drug-Free Workplace Act of 1988, 41 USC 701, et seq.

9.

Is in a position to undertake, perform, and complete this Agreement and will diligently perform work in accordance with its provisions.

SCHEDULE 1

CERTIFICATIONS

ISU certifies that it:

1.

    is,  x   is not, a small business.

2.

    is,  x   is not, a minority business.

3.

Operates as:

    an individual

    a partnership

    a corporation

__ limited liability corporation

_x public institution

__ private institution

__ educational institution;

4.

Has not paid or agreed to pay any company or person (other than a bona fide employee working solely for ISU) any fee, commission, percentage, or brokerage fee, contingent upon the award of this Agreement, and if so, agrees to furnish information relating thereto, as requested, by the Authorized Departmental Officer.

5.

Has not employed or retained any company or person (other than a full-time bona fide employee working solely for ISU) to solicit or secure this Agreement.

6.

Its Principal Officers are not listed on the U.S. Government's list of debarred and suspended organizations and individuals; shall notify the Authorized Departmental Officer if so listed; and shall not subcontract or otherwise award to any organization or individual so listed.

7.

Agrees to comply with the provisions of the Civil Rights Act of 1964, as amended, and Executive Order 11246, addressing equal opportunity and affirmative action.

8.

Agrees to comply with the provisions of Title IX of the Education Amendment of 1972, 20 USC 1681, et seq.; Section 504 of the Rehabilitation Act of 1973, as amended, 29 USC 794; Age Discrimination Act of 1975, 42 USC 6101-6107; Clean Air Act, 42 USC 7401, et seq.; and Drug-Free Workplace Act of 1988, 41 USC 701, et seq.

9.

Is in a position to undertake, perform, and complete this Agreement and will diligently perform work in accordance with its provisions.

SCHEDULE 2

STATEMENT OF WORK

A.

Introduction/Background

Diabetes is one of the leading causes of morbidity and mortality and the incidence of type 2 diabetes is expected to more than double in the next three decades.  While the causes of diabetes are not entirely clear, it is known that diet plays a key role in the prevention and cure of diabetes.  We have shown that aqueous extracts of the most commonly consumed spice, cinnamon, improve the action of insulin and help to control risk factors associated with diabetes including, glucose, insulin, cholesterol, triglycerides and related variables. We are able to isolate and characterize the insulin potentiating forms of natural and synthetic compounds.  Compounds similar to the naturally occurring compounds will be synthesized in conjunction with collaborators.  Animal and human testing will be done in conjunction with collaborators.  It is anticipated that we will be able to synthesize compounds that improve the action of insulin that can be used to control blood sugars and fats and that these compounds can be used as nutrient supplements and(or) food and beverage additives.

B.

Objective

The primary objective of this work is to synthesize the active components found in cinnamon and characterize their beneficial health effects in cell cultures systems, animals and ultimately humans.

C.

Approach and Methodology

We have isolated and characterized the insulin potentiating components found in cinnamon and have demonstrated that components found in cinnamon may be very important in the control of glucose intolerance and diabetes.  While we know the structure of the active components, we are unable to isolate sufficient amounts to used as additives for foods and beverages.  The stability of the isolated compounds is also a problem.  In this collaboration, we hope to synthesize and characterize sufficient amounts of the insulin potentiating compounds that they can be used to improve health as additives added to high sugar foods and beverages.  The synthetic work will be done in collaboration with George Kraus, Iowa State University, who has a proven track record in the synthesis and characterization of synthetic organic compounds and our CRADA partner Polyphenol Technologies. Our group at Beltsville will be responsible for the determination of the compounds to be synthesized and the biological testing of the compounds.  Testing will involve chromatographic isolation and characterization of the synthesized compounds and determination of the insulin potentiating effects in cell cultures, animals and humans.  Mechanistic studies involving the action of insulin will also be completed.  Our CRADA partner, Polyphenol Technologies Corporation, will be responsible for assisting with the selection of highly qualified scientific personnel and selection of the most efficacious means of getting the active components into the food supply including nutrient supplements and adding to foods and beverages. They will also be responsible for the assuring that the proposed compounds are synthesized

D.

ARS’ Responsibilities

1.

Conduct these portions of the research project or perform the following tasks:

a. Isolate natural products from cinnamon that potentiate insulin activity.  We will isolate trimmers, tetramers and polymers of the natural products as we have described (Anderson et al., Isolation and characterization of polyphenols type-A polymers from cinnamon with insulin-like biological activity.  J. Agric. Food Chem. 52:65-70, 2004).

b. Further characterize natural products defined above using but not limited to high pressure liquid chromatography (HPLC), mass spectroscopy, HPLC/mass spectroscopy and nuclear magnetic resonance spectroscopy.

c. In collaboration with scientists selected by us but of mutual consent, synthesize natural products and related products with enhanced insulin-like activity and(or) stability.

d. Compare activities of synthetic products to those of the corresponding natural products using the following:

-glucose uptake and oxidation by epididymal cells from rats (Broadhurst et al., Insulin-like biological activity of culinary and medicinal plant aqueous extracts in vitro.  J. Agric Food Chem 48:849-52, 2000)

-cell growth (Jurkat or related cells) effects determined by cell number and effects on cell cycle using flow cytometry (Schoene et al., Water-soluble polymeric polyphenols from cinnamon inhibit proliferation and alter cell cycle distribution patterns of hematologic tumor cell lines.  Manuscript is being revised for publication and is available upon request)

-antioxidant effects on copper-induced LDL cholesterol (Plasma LDL will be isolated by the method of  Esterbauer et al., Continuous monitoring of in vitro oxidation of human low density lipoproteins. Free Radical Res. Common, 6, 67-75, 1989) and oxidation  initiated by copper chloride (1µmol.for Apo B concentration of 0,05g/l) and  changes in absorbance monitored as described( Gieseg and Esterbauer , Low density  lipoprotein is saturable by pro-oxidant copper, FEBS letter, 343, 188-194, 1994)

-rat feeding studies to determine the effects of the new compounds on glucose, insulin and clinical variables.

e. Once active compounds have been synthesized, characterized and tested, apply for patents for synthesis and use of synthetic compounds as nutrient supplements or additives for foods and beverages.

f. Plan future studies to determine the effects in human subjects with impaired glucose metabolism or diabetes.

2.

a.

Provide 40 square feet of desk space with computer, printer etc in Building  307C at the Beltsville Human Nutrition Research  Center for each Cooperator person  assigned to this project.

b.

Provide utilities, services, and general support to the Cooperator's personnel, as needed and available.

c.

Provide laboratory space and equipment to conduct proposed studies.

E.

PTC & ISU Responsibilities (Complete this section for both PTC & ISU)

1.

PTC Perform these portions of the research effort:

a.

Provide expertise on suitable products that are candidates for the cinnamon compounds to be effective in the control of risk factors associated with glucose intolerance and diabetes.

b.

Provide expertise regarding methods of testing efficacy of the compounds.

c.

Provide synthetic compounds that are suitable candidates to be used as food additives or nutrient supplements.

d.

Provide financial assistance to ARS and ISU for personnel and supplies to conduct the proposed research (see Budget).

2.

ISU Perform the following portions of the research effort:

a.

Dr. Kraus and his postdoc will synthesize selected procyanidin trimmers isolated from cinnamon. The trimmers will have the structure shown below.  The synthetic route will begin with commercially available catechin.  The synthetic route will involve selective oxidations to sequentially form bonds a, b, and c.  Dr. Kraus will send all synthetic compounds  to Dr. Anderson for biological testing.

[GRAPHIC INSERTED HERE]

b.  Synthesize related compounds as mutually agreed upon by collaborators and send to the Beltsville group for testing.

3.

PTC to Pay $ 666,336.00 to ARS.

a.

The payment schedule is:

(1)

Year 1: $ 238,300 in 4 installments, the first of which is due to ARS within 30 days of signing of this agreement and with the following three payments commencing at the hiring of the Post Doc for this Agreement and at three month intervals thereafter;

(2)

Year 2: $ 210,531 in 4 quarterly installments, the first of which is due to ARS 3 months from the previous payment; and

(3)

Year 3: $ 217,505 in 4 quarterly installments, the first of which is due to ARS 3 months from the previous payment.

b.

Make checks or money orders out to the "Agricultural Research Service," cite Agreement No. 58-3K95-5-1072 thereon, and send to:

USDA, ARS, BA, Budget and Fiscal Office

10300 Baltimore Ave.

Bldg. 003, Rm. 306, BARC-West

Beltsville, Maryland 20705-2350

2.

PTC to Pay $186,865 to ISU:

a.

The payment schedule is:

(1)

Year 1: $ 60,000 to ISU in 4 quarterly installments, the first of which is due within 30 days of signing of this agreement and with the following three payments commencing at the hiring of the Post Doc for this Agreement and at three month intervals thereafter;

(2)

Year 2: $ 62,251 to ISU in 4 quarterly installments, the first of which is due to ISU 3 months from the previous payment; and

(3)

Year 3: $ 64,614 to ISU in 4 quarterly installments, the first of which is due to ISU 3 months from the previous payment.

b.

Make checks or money orders payable to Iowa State University, cite Kraus proposal 05-1072 and sent to:

Sponsored Programs Accounting

3609 ASB

Ames, Iowa 50011-3609

4.

PTC may pay the travel and per diem of ARS scientific representatives traveling pursuant to this Agreement if such payment receives the prior approval of the appropriate ARS Area Director.

F.

ARS, PTC, & ISU Joint or Mutual Responsibilities

1.

Perform these portions of the effort jointly:

a.

Conduct studies to determine suitable synthetic compounds

b.

Test safety and efficacy of compounds that improve the action of insulin

c.

Apply for patents that allow the technology to be used to improve health.

SCHEDULE 3

ESTIMATED BUDGET

TOTAL YEARS

	ARS Receive Funds for	ARS In-House	PTC In-House	ISU to Receive from PTC
A. Salaries and Wages	377,303	210,000	150,000	96,505
B. Equipment	58,000	90,000	0
C. Materials and Supplies	90,000	90,000	0	30,612
1 Travel a. Domestic b. Foreign	15,000 15,000	15,000 6,000	15,000 15,000
E. Facilities	45,000	300,000	300,000
F. Other Direct Costs	0	0	0
G. TOTAL DIRECT COSTS	600,303	711,000	480,000	127,117
H. Indirect Costs	66,033			59,748
I. TOTAL COSTS…….…$	666,336	711,000	480,000	186,865

YEAR 1

	ARS Receive Funds for	ARS In-House	PTC In-House	ISU to Receive from PTC
A. Salaries and Wages	119,684	70,000	50,000	30,612
B. Equipment	40,000	30,000	0
C. Materials and Supplies	30,000	30,000	0	10,204
1 Travel a. Domestic b. Foreign	5,000 5,000	5,000 2,000	5,000 5,000
E. Facilities	15,000	100,000	100,000
F. Other Direct Costs	0	0	0
G. TOTAL DIRECT COSTS	214,684	237,000	160,000	40,816
H. Indirect Costs	23,616			19,184
I. TOTAL COSTS…….…$	238,300	237,000	160,000	60,000

YEAR 2

	ARS Receive Funds for	ARS In-House	PTC In-House	ISU to Receive from PTC
A. Salaries and Wages	125,668	70,000	50,000	32,143
B. Equipment	9,000	30,000	0
C. Materials and Supplies	30,000	30,000	0	10,204
1 Travel a. Domestic b. Foreign	5,000 5,000	5,000 2,000	5,000 5,000
E. Facilities	15,000	100,000	100,000
F. Other Direct Costs		0	0
G. TOTAL DIRECT COSTS	189,668	237,000	160,000	42,347
H. Indirect Costs	20,863			19,904
I. TOTAL COSTS…….…$	210,531	237,000	160,000	62,251

YEAR 3

	ARS Receive Funds for	ARS In-House	PTC In-House	ISU to Receive from PTC
A. Salaries and Wages	131,950	70,000	50,000	33,750
B. Equipment	9,000	30,000	0
C. Materials and Supplies	30,000	30,000	0	4,796
1 Travel a. Domestic b. Foreign	5,000 5,000	5,000 2,000	5,000 5,000
E. Facilities	15,000	100,000	100,000
F. Other Direct Costs		0	0
G. TOTAL DIRECT COSTS	195,951	237,000	160,000	43,954
H. Indirect Costs	21,555			20,660
I. TOTAL COSTS…….…$	217,505	237,000	160,000	64,614

PTC is providing funds to ARS and ISU.  ISU has no in-house costs associated with this CRADA.